UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Chemtura Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On September 25, 2016, Chemtura Corporation (“Chemtura”) distributed an email to all Chemtura employees informing them of the agreement and plan of merger with Lanxess Deutschland GmbH (the “Transaction”).

On September 26, 2016, (i) Chemtura prepared and began to use a Q&A with respect to the Transaction, (ii) Chemtura prepared and began to use talking points for discussions with employees related to the Transaction, (iii) Chemtura began the process of distributing an email to partners and suppliers informing them of the Transaction, (iv) Chemtura prepared and began to use talking points for discussions with partners and suppliers related to the Transaction, (v) Chemtura began the process of distributing an email to customers informing them of the Transaction and (vi) Chemtura prepared and began to use talking points for discussions with customers related to the Transaction.

The text of the email to employees, Q&A document, talking points for discussions with employees, email to partners and suppliers, talking points for discussions with partners and suppliers, email to customers and talking points for discussions with customers are as follows:

Chemtura ALL Employee Letter

September 25, 2016

Dear Fellow Employees:

Over the past eighteen months, you have heard me say that we have been focused on finding and evaluating opportunities to further transform our business.

After assessing a wide range of opportunities, we are excited to announce today that Chemtura has agreed to be acquired by LANXESS AG, a leading global specialty chemicals company with a geographic footprint and product offering that complements our own. A copy of the press release being issued to announce this transformative transaction is attached.

LANXESS is based in Germany and was spun off from Bayer AG in 2004, with roots that date back to the 1880s. LANXESS develops, manufactures and markets products in 29 countries, including chemical intermediates, specialty chemicals and plastics. Through its joint venture with Saudi Aramco, LANXESS is also a leading supplier of synthetic rubber. LANXESS shares our unwavering commitment to quality, safety, and service, which have been pillars of our Company since day one.

I have had the opportunity to work closely with LANXESS’s CEO, Matthias Zachert, and his team and I am confident that LANXESS is the right home for our business and our employees.

Importantly, for our customers and employees this transaction means we will have the opportunity to be part of a larger global organization with a diversified product portfolio, enhanced global reach and substantial operational resources.

We expect the transaction to close around mid-2017, and we have begun the important work of identifying how we will combine these two great companies to leverage the relative strengths of each. As we work through our integration plans, we will continue to provide you with updates as we can. In the meantime, it is business as usual at Chemtura. As always, we should all remain focused on putting safety, quality and customer service first in everything that we do.

We will be holding two calls for employees to provide as much detail as we can about this exciting transaction – the first will be at 10:00am CET/4:00pm UTC+8 for our team members in Europe and China, and the second will be at 9:00am ET for our U.S. colleagues. Please stay tuned for an invite with additional details. Matthias Zachert, Hubert Fink, Rainer van Roessel and Anno Borkowsky will also be joining us for a town hall with our employees in Middlebury in the coming days.

If you have any questions, please don’t hesitate to reach out to your manager or Human Resources representative. Lastly, if you receive any inquiries from reporters or investors, please promptly refer them to Matt Sokol. Matt’s email is matthew.sokol@chemtura.com and his phone number is (203) 573-2017.

Today’s announcement is recognition of the strength of our business and portfolio, and the hard work and dedication that our exceptional global team brings each and every day. You have all played a crucial role in Chemtura’s success to-date, and I am confident that success will continue in Chemtura’s new home. I hope you share my excitement about this transformative transaction and the opportunities it presents.

Thank you for your continued commitment as we take this exciting next step forward.

Sincerely,

/s/ Craig Rogerson

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE SEC:

In connection with the proposed merger, Chemtura Corporation (“Chemtura”) will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Chemtura’s website at investor.chemtura.com or by contacting Chemtura’s investor relations department by telephone at (203) 573-2153 or via email at investor@chemtura.com.

PARTICIPANTS IN THE SOLICITATION

Chemtura and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Chemtura’s shareholders with respect to the proposed merger. Information about Chemtura’s directors and executive officers and their ownership of Chemtura’s common stock is set forth in the proxy statement for Chemtura’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016, Chemtura’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 22, 2016, Chemtura’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which were filed with the SEC on April 28, 2016 and July 28, 2016, and Chemtura’s Current Reports on Form 8-K filed on February 22, 2016, April 28, 2016, May 9, 2016 and July 28, 2016. Shareholders and investors may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Chemtura’s directors and executive officers in the merger, which may be different than those of Chemtura’s shareholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

FORWARD-LOOKING STATEMENTS:

This communication and Chemtura’s other public pronouncements may contain forward-looking statements within the meaning of the U.S. federal securities laws, including, statements regarding the anticipated benefits of the merger to Chemtura’s shareholders, the expected consummation of the merger (which involves a number of risks and uncertainties, including the satisfaction of closing conditions for the merger, such as regulatory approval for the merger, and the possibility that the merger will not be completed) and other risks and uncertainties discussed in the reports we file with the SEC, particularly Chemtura’s latest annual report on Form 10-K. All statements that address expectations or projections about the future, including with respect to actions that will drive earnings growth, demand for Chemtura’s products and expectations for growth, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions and other factors, some of which are beyond Chemtura’s control and difficult to predict. If known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results and the timing of events could differ materially from the results and/or timing expressed in forward-looking statements. Chemtura assumes no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

INTERNAL USE ONLY

Q&A

Transaction Rationale

1.	Why does this transaction make sense for investors?

•	Chemtura shareholders will receive $33.50 per share in cash for each outstanding share of common stock held, which represents an 18.9% premium to the stock’s closing share price of $28.18 on September 23, 2016.

2.	What is the benefit to customers and business partners?

•	The transaction is highly complementary and enhances the scale, strength and diversity of our business, both vertically and geographically.

•	Together with LANXESS, we will have the opportunity to accelerate our growth around the world as part of a larger, stronger global enterprise with the resources to fully support a more diverse suite of specialty chemicals products and services.

3.	You’ve been talking about a transformational transaction for a while now, why is now the right time for this deal?

•	Over the past 18 months, we have been actively working to identify opportunities to transform our business by enhancing our scale, strength and diversity, both vertically and geographically. Importantly, we also said we would only pursue a transaction if our senior management team and Board of Directors believed it benefited our stockholders as well as our other stakeholders.

•	After assessing a wide range of opportunities, we are confident that a transaction with LANXESS AG delivers on that promise, providing value to our stockholders and making us part of a larger, stronger global enterprise with the resources to fully support a more diverse suite of specialty chemicals products and services.

•	LANXESS’s offer is recognition of the value of our business and we are confident our shareholders will approve this transaction.

4.	Why did you choose LANXESS? Did you engage in a process?

•	Details will be available in the proxy statement when it is filed with the SEC.

5.	How does Chemtura fit into LANXESS’s overall business strategy? Will Chemtura be its own business segment within LANXESS?

•	Chemtura’s place within LANXESS will ultimately be up to LANXESS, but we will work closely together with them to understand their plans for the future and communicate them as appropriate.

•	We do know that LANXESS was attracted to Chemtura for our high-quality products and services, as well as our expertise within the markets we serve.

6.	How will LANXESS finance this acquisition? Are you confident that LANXESS will be able to secure the necessary financing to complete the transaction?

•	There is no financing contingency as part of our definitive agreement with LANXESS. LANXESS will fund the transaction through existing liquidity and the issuance of new debt.

7.	Are you happy with the purchase price?

•	We believe the price is fair and is in line with precedent transactions in the space.

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8.	How long have Chemtura and LANXESS been in talks? Who approached whom and when?

•	The details of our discussions with LANXESS will be available in the proxy statement when it is filed with the SEC, but we had a constructive dialogue with LANXESS’s senior leadership team.

9.	Is there any concern about an interloper jumping the deal? What will you do if that happens?

•	Our Board of Directors takes its fiduciary obligations seriously, and would carefully consider as permitted under the merger agreement any alternatives presented to it.

10.	Where does LANXESS expect cost/revenue synergies to come from? How much will be achieved through layoffs/headcount reduction?

•	Extending Chemtura’s business across LANXESS’s existing platform and capabilities will enable significant cost savings.

11.	Are you concerned about the current uncertainties in the European economy?

•	No. We believe global trends are favorable for many of our product lines.

Close/Timing/Process

12.	Are you concerned about antitrust risk in Europe? Will this deal be subject to a MOFCOM review?

•	The overlap we have with LANXESS is limited and we will work with antitrust authorities to secure all necessary approvals.

13.	What is the threshold required for the Chemtura shareholder vote?

•	A majority of outstanding shares must be voted in support of the transaction. Our board has unanimously approved the transaction and we believe our shareholders will support the proposed transaction.

14.	Will there be a breakup fee and, if so, what is it?

•	This information is outlined in detail in our definitive agreement, which will be filed with the SEC.

15.	Is there a “no-shop” provision?

•	There is a customary non-solicitation covenant with customary exceptions reflected in the merger agreement, which will be filed with the SEC.

16.	When do you expect the transaction to close?

•	The transaction is expected to close around mid-2017 and is subject to Chemtura shareholder approval, receipt of required regulatory approvals, including in the European Union, the United States and China, and other customary closing conditions as more fully described in the merger agreement.

•	We have begun the important work of identifying how we will combine these two great companies to leverage the relative strengths of each. As we work through our integration plans, we will continue to provide you with updates as we can. In the meantime, there is no change to current responsibilities, salary and benefit programs.

17.	Do you expect shareholder litigation?

•	We cannot comment on any potential litigation.

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Key Employee and Customer Questions

18.	What will change for Chemtura’s employees in the near and long term?

•	The transaction is expected to close around mid-2017. Until that time, it’s business as usual and all employees should focus on doing what they do well to support the organization.

•	We have begun the important work of identifying how we will combine these two great companies to leverage the relative strengths of each. As we work through our integration plans, we will continue to provide you with updates as we can. In the meantime, there are no changes to salary and benefit programs.

•	We believe this is an exciting time to be a Chemtura employee, and the opportunity to be part of a larger, global specialty chemicals business is compelling.

•	Until close, the two firms must continue to operate as separate and independent businesses and may not coordinate marketplace conduct.

19.	Who will run Chemtura once it is part of LANXESS? What roles will Chemtura’s senior leadership have within LANXESS?

•	It is too early to speculate on LANXESS’s plans. We will be sure to keep everyone updated as we move through the closing and eventual transition process.

20.	Will there be any changes to compensation/benefits/etc.?

•	Pre-close, there will be no changes.

•	There are customary protections related to compensation for our employees, as outlined in the merger agreement, and we will provide more detailed updates to you during the integration process as decisions are made.

21.	Can I exercise my stock options or buy/sell Chemtura stock? Are there any restrictions?

•	You are free to exercise vested stock options or buy/sell Chemtura stock, unless:

o	You are one of the employees who is subject to Chemtura’s quarterly no-trade periods.

o	As we work with LANXESS towards closing, there may be certain employees who will be restricted from trading in Chemtura stock because of their involvement in the transaction. These employees will be notified of the restrictions if and when they apply.

22.	What will happen to Chemtura’s sites/plants globally? Will Chemtura headquarters remain?

•	LANXESS will provide more details on this as the integration plans are developed.

•	What we can say is that one of the reasons LANXESS was attracted to Chemtura is because of our impressive geographic footprint, infrastructure, high-quality products and services and the talented employees that support and deliver our business results.

23.	Do you expect any layoffs? When would any layoffs take place?

•	Bringing together these two companies will create opportunities for growth and development for many Chemtura employees.

•	LANXESS’s leadership has made it clear that they will look to build a team with the best talent from both organizations.

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•	Yet, as with any combination, there likely will be some overlap of functions between the two companies. It is important to note that prior to close (which is expected around mid-2017), it is business as usual at Chemtura, and there are no anticipated changes to our organizational structure prior to closing.

•	As always, we will handle any impact this has on our employees with appropriate care. Treating our colleagues with dignity and respect is important to the leadership of both Chemtura and LANXESS.

•	We will continue to be open and honest with you about our progress and will communicate decisions as soon as we can.

24.	Will LANXESS provide any severance, benefits or other assistance to the employees that are laid off?

•	The definitive agreement provides that Chemtura’s current severance benefits will remain in place for at least the first two years following the close of the transaction.

•	There is much to be thought through, but you have the commitment of the leadership of both companies that employees will be treated with dignity and respect.

•	Keep in mind this announcement is just the first step in the process and we will let you know more as soon as we can.

25.	What can we tell customers/suppliers? What can Chemtura’s customers/partners/suppliers expect to change as a result of the transaction?

•	This transaction benefits our customers by making Chemtura part of a larger, stronger global enterprise with the resources to fully support a more diverse suite of specialty chemicals products and services.

•	Together, the combined company will be able to offer our customers leading products across industrial lubricant additives, specialty additives and services products, synthetic lubricants, and brominated flame retardant additives, making us one of the largest additives companies in the world. Beyond additives, the combined company will also continue to distribute top of the line products and services within urethanes and organometallics.

•	Importantly, nothing will change for customers in the near term and their point of contact at Chemtura will remain the same as it is today. We will continue to provide customers with the high level of service and quality products that they have come to expect from us.

•	LANXESS shares Chemtura’s commitment to quality, safety and service.

26.	What should I do if I am contacted by the media?

•	If you receive any inquiries from reporters or investors, please promptly refer them to Matt Sokol. Matt’s email is matthew.sokol@chemtura.com and his phone number is (203) 573-2017.

27.	What do I do if I have any additional questions regarding this transaction?

•	If you have any other questions, please don’t hesitate to reach out to your manager or Human Resources representative.

###

INTERNAL USE ONLY

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE SEC:

In connection with the proposed merger, Chemtura Corporation (“Chemtura”) will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Chemtura’s website at investor.chemtura.com or by contacting Chemtura’s investor relations department by telephone at (203) 573-2153 or via email at investor@chemtura.com.

PARTICIPANTS IN THE SOLICITATION

Chemtura and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Chemtura’s shareholders with respect to the proposed merger. Information about Chemtura’s directors and executive officers and their ownership of Chemtura’s common stock is set forth in the proxy statement for Chemtura’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016, Chemtura’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 22, 2016, Chemtura’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which were filed with the SEC on April 28, 2016 and July 28, 2016, and Chemtura’s Current Reports on Form 8-K filed on February 22, 2016, April 28, 2016, May 9, 2016 and July 28, 2016. Shareholders and investors may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Chemtura’s directors and executive officers in the merger, which may be different than those of Chemtura’s shareholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

FORWARD-LOOKING STATEMENTS:

This communication and Chemtura’s other public pronouncements may contain forward-looking statements within the meaning of the U.S. federal securities laws, including, statements regarding the anticipated benefits of the merger to Chemtura’s shareholders, the expected consummation of the merger (which involves a number of risks and uncertainties, including the satisfaction of closing conditions for the merger, such as regulatory approval for the merger, and the possibility that the merger will not be completed) and other risks and uncertainties discussed in the reports we file with the SEC, particularly Chemtura’s latest annual report on Form 10-K. All statements that address expectations or projections about the future, including with respect to actions that will drive earnings growth, demand for Chemtura’s products and expectations for growth, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions and other factors, some of which are beyond Chemtura’s control and difficult to predict. If known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results and the timing of events could differ materially from the results and/or timing expressed in forward-looking statements. Chemtura assumes no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

INTERNAL USE ONLY

Employee Talking Points

Thank you for joining us today. As you have seen, we announced that Chemtura has agreed to be acquired by LANXESS AG.

•	Over the past eighteen months, you have heard Craig say that we have been focused on finding and evaluating opportunities to further transform our business.

•	After assessing a wide range of opportunities, we are confident that a transaction with LANXESS AG delivers on that promise, providing value to our stockholders and making us a part of a larger, stronger global enterprise with the resources to fully support a more diverse suite of specialty chemicals products and services.

•	The transaction is highly complementary and enhances the scale, strength and diversity of our business, both vertically and geographically, and delivers premium value to our shareholders.

•	While I hope you share our excitement about today’s news, I’m sure you have some questions about what this means for you and our business.

Before I get to those important matters, let me give you a little bit of background on LANXESS.

•	As you may already know, LANXESS AG is a leading global special chemicals company with a geographic footprint and product offering that greatly complements our own.

•	LANXESS is based in Germany and was founded in 2004 from a strategic realignment of the Bayer Group’s chemical and plastics businesses, though its roots trace back to the creation of Bayer AG in the 1880s.

•	LANXESS develops, manufactures and markets products in 29 countries, including chemical intermediates, specialty chemicals and plastics. Through its joint venture with Saudi Aramco, LANXESS is also a leading supplier of synthetic rubber.

•	Importantly, in addition to their impressive business, LANXESS shares our commitment to quality, safety, and service, which have been pillars of our company since day one.

•	I have had the opportunity to work closely with LANXESS’s CEO, Matthias Zachert, and his team and I am confident that LANXESS is the right home for our business and our employees.

Bringing together these two companies with long and successful histories will create great opportunities for growth and development for many Chemtura employees.

•	I know I speak for both the management team and Board of Directors when I say that we are enthusiastic about what this means for our employees, as well as for our customers.

•	LANXESS’s leadership has made it clear that they will look to build a team with the best talent from both organizations.

•	LANXESS was attracted to Chemtura because of our high-quality products and services, our expertise within the markets we serve, and, most importantly, the incredible talent that drives and supports our business around the globe.

This transaction is about long-term success.

•	While it is too early in the process to discuss what LANXESS’s plans are for Chemtura – today is the first step in the process – together with LANXESS, we will have a diversified product portfolio, enhanced global reach and substantial operational resources.

•	By integrating our flame retardants and lubricant additives into LANXESS’s existing Rhein Chemie Additives (known as ADD) business, the combined company is expected to have a new business segment known as “Performance Additives” once the transaction closes.

•	Separately, it is our understanding that post-close, Chemtura’s urethanes business will be integrated into the High Performance Materials segment, and Chemtura’s organometallics business will be part of the Advanced Industrial Intermediates business unit.

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For now, it is business as usual.

•	We expect the transaction to close around mid-2017, subject to Chemtura shareholder approval, receipt of required regulatory approvals and other customary closing conditions. At that time, we will have much more to share about how the two companies will move forward together.

•	We have begun the important work of identifying how we will combine these two great companies to leverage the relative strengths of each, but until the close of this transaction, we will continue to function as two separate companies.

•	In the meantime, it is business as usual at Chemtura and as always, we should all remain focused on putting safety, quality and customer service first in everything that we do.

•	As we work through our integration plans, we will continue to provide you with updates as soon and as often as we can.

•	Until close, the two firms must continue to operate as separate and independent businesses and may not coordinate marketplace conduct.

Addressing questions from team members, fellow employees and the media.

•	We will continue to be open and honest with you about our progress and communicating decisions as soon as we can.

•	If you have any questions, please don’t hesitate to reach out to your manager or Human Resources partner.

•	If you receive any inquiries from reporters or investors, please promptly refer them to Matt Sokol.

This truly is an exciting time to be a Chemtura employee, and the opportunity to be part of an even larger, global specialty chemicals business is compelling.

•	Today’s announcement is recognition of the strength of our business and portfolio made possible by the hard work and dedication that our exceptional global team brings to work each and every day.

•	You have all played a crucial role in Chemtura’s success to-date, and I am confident that success will continue with LANXESS, Chemtura’s new home.

•	Thank you for your continued commitment as we take this exciting next step forward.

###

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE SEC:

In connection with the proposed merger, Chemtura Corporation (“Chemtura”) will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Chemtura’s website at investor.chemtura.com or by contacting Chemtura’s investor relations department by telephone at (203) 573-2153 or via email at investor@chemtura.com.

PARTICIPANTS IN THE SOLICITATION

Chemtura and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Chemtura’s shareholders with respect to the proposed merger. Information about Chemtura’s directors and executive officers and their ownership of

INTERNAL USE ONLY

Chemtura’s common stock is set forth in the proxy statement for Chemtura’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016, Chemtura’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 22, 2016, Chemtura’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which were filed with the SEC on April 28, 2016 and July 28, 2016, and Chemtura’s Current Reports on Form 8-K filed on February 22, 2016, April 28, 2016, May 9, 2016 and July 28, 2016. Shareholders and investors may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Chemtura’s directors and executive officers in the merger, which may be different than those of Chemtura’s shareholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

FORWARD-LOOKING STATEMENTS:

This communication and Chemtura’s other public pronouncements may contain forward-looking statements within the meaning of the U.S. federal securities laws, including, statements regarding the anticipated benefits of the merger to Chemtura’s shareholders, the expected consummation of the merger (which involves a number of risks and uncertainties, including the satisfaction of closing conditions for the merger, such as regulatory approval for the merger, and the possibility that the merger will not be completed) and other risks and uncertainties discussed in the reports we file with the SEC, particularly Chemtura’s latest annual report on Form 10-K. All statements that address expectations or projections about the future, including with respect to actions that will drive earnings growth, demand for Chemtura’s products and expectations for growth, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions and other factors, some of which are beyond Chemtura’s control and difficult to predict. If known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results and the timing of events could differ materially from the results and/or timing expressed in forward-looking statements. Chemtura assumes no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

September 26, 2016

Dear Valued Partner/Supplier:

We have exciting news to share with you. Today we announced that Chemtura has entered into an agreement to be acquired by LANXESS AG. The press release we issued about the transaction is attached.

Combining with LANXESS will be highly complementary and will enhance the scale, strength and diversity of our business. We believe that the creation of a bigger and stronger specialty chemicals company will be beneficial to all of our partners and suppliers. We are pleased that LANXESS recognized the strength of our business and portfolio of high-quality products, and is eager to leverage our existing partnerships and global reach.

The transaction is expected to close around mid-2017. Importantly, nothing will change for you in the near term and your contacts at Chemtura will remain the same as it is today. We will keep you informed of any developments as we work to create a leading, global specialty chemicals company.

Importantly, we will make every effort to ensure that there is no disruption in our business relationship throughout this transition period. In the meantime, please do not hesitate to reach out with any questions you may have.

With your partnership, we have built Chemtura into the strong and innovative global business that it is today. Our relationship with you has been – and will continue to be – important to our success.

Thank you for your support, and we look forward to continuing our work together in the future.

Sincerely,

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE SEC:

In connection with the proposed merger, Chemtura Corporation (“Chemtura”) will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Chemtura’s website at investor.chemtura.com or by contacting Chemtura’s investor relations department by telephone at (203) 573-2153 or via email at investor@chemtura.com.

PARTICIPANTS IN THE SOLICITATION

Chemtura and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Chemtura’s shareholders with respect to the proposed merger. Information about Chemtura’s directors and executive officers and their ownership of Chemtura’s common stock is set forth in the proxy statement for Chemtura’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016, Chemtura’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 22, 2016, Chemtura’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which were filed with the SEC on April 28, 2016 and July 28, 2016, and Chemtura’s Current Reports on Form 8-K filed on February 22, 2016, April 28, 2016, May 9, 2016 and July 28, 2016. Shareholders and investors may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Chemtura’s directors and executive officers in the merger, which may be different than those of

Chemtura’s shareholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

FORWARD-LOOKING STATEMENTS:

This communication and Chemtura’s other public pronouncements may contain forward-looking statements within the meaning of the U.S. federal securities laws, including, statements regarding the anticipated benefits of the merger to Chemtura’s shareholders, the expected consummation of the merger (which involves a number of risks and uncertainties, including the satisfaction of closing conditions for the merger, such as regulatory approval for the merger, and the possibility that the merger will not be completed) and other risks and uncertainties discussed in the reports we file with the SEC, particularly Chemtura’s latest annual report on Form 10-K. All statements that address expectations or projections about the future, including with respect to actions that will drive earnings growth, demand for Chemtura’s products and expectations for growth, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions and other factors, some of which are beyond Chemtura’s control and difficult to predict. If known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results and the timing of events could differ materially from the results and/or timing expressed in forward-looking statements. Chemtura assumes no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

INTERNAL USE ONLY

Partner/Supplier Talking Points

Today we announced that Chemtura has agreed to be acquired by LANXESS AG, a leading global specialty chemicals company based in Germany.

•	This transaction is highly complementary and will allow us to accelerate our growth as part of a larger, stronger global enterprise with the resources to fully support a more diverse suite of specialty chemicals products and services.

•	I wanted to make sure you had a chance to talk to me about the transaction and ask any questions you may have.

•	Importantly, nothing will change for you in the near term and your point of contact at Chemtura will remain the same as it is today.

Bringing together these two companies will greatly enhance the scale, strength and diversity of our business and will be highly beneficial to our valued partners and suppliers.

•	The combined company will be a bigger and stronger specialty chemicals company.

•	We are pleased that LANXESS recognized the strength of our business and portfolio of high-quality products, and is eager to leverage our existing partnerships and global reach.

For now, it is business as usual at Chemtura.

•	We expect the transaction to close around mid-2017, subject to Chemtura shareholder approval, receipt of required regulatory approvals and other customary closing conditions.

•	Until the close of this transaction, we will continue to function as two separate companies.

•	As always, the entire Chemtura team remains focused on putting safety, quality and customer service first in everything that we do and LANXESS shares our unwavering commitment to these important values.

•	We will keep you informed of any developments as we work to create a leading, global specialty chemicals company.

Importantly, we will make every effort to ensure that there is no disruption in our business relationship throughout this transition period.

•	With your partnership, we have built Chemtura into the strong and innovative global business that it is today. Our relationship with you has been – and will continue to be – important to our success.

•	Thank you for your support, and we look forward to continuing our work together in the future.

•	Please do not hesitate to reach out with any questions you may have.

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE SEC:

In connection with the proposed merger, Chemtura Corporation (“Chemtura”) will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Chemtura’s website at investor.chemtura.com or by contacting Chemtura’s investor relations department by telephone at (203) 573-2153 or via email at investor@chemtura.com.

INTERNAL USE ONLY

PARTICIPANTS IN THE SOLICITATION

Chemtura and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Chemtura’s shareholders with respect to the proposed merger. Information about Chemtura’s directors and executive officers and their ownership of Chemtura’s common stock is set forth in the proxy statement for Chemtura’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016, Chemtura’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 22, 2016, Chemtura’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which were filed with the SEC on April 28, 2016 and July 28, 2016, and Chemtura’s Current Reports on Form 8-K filed on February 22, 2016, April 28, 2016, May 9, 2016 and July 28, 2016. Shareholders and investors may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Chemtura’s directors and executive officers in the merger, which may be different than those of Chemtura’s shareholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

FORWARD-LOOKING STATEMENTS:

This communication and Chemtura’s other public pronouncements may contain forward-looking statements within the meaning of the U.S. federal securities laws, including, statements regarding the anticipated benefits of the merger to Chemtura’s shareholders, the expected consummation of the merger (which involves a number of risks and uncertainties, including the satisfaction of closing conditions for the merger, such as regulatory approval for the merger, and the possibility that the merger will not be completed) and other risks and uncertainties discussed in the reports we file with the SEC, particularly Chemtura’s latest annual report on Form 10-K. All statements that address expectations or projections about the future, including with respect to actions that will drive earnings growth, demand for Chemtura’s products and expectations for growth, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions and other factors, some of which are beyond Chemtura’s control and difficult to predict. If known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results and the timing of events could differ materially from the results and/or timing expressed in forward-looking statements. Chemtura assumes no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

September 26, 2016

Dear Valued Customer:

We have exciting news to share with you. Today we announced that Chemtura Corporation has entered into an agreement to be acquired by LANXESS AG, a leading global specialty chemicals company based in Germany. The press release we issued about the transaction is attached.

This partnership is highly complementary and will enhance the scale, strength and diversity of our business, and we believe that this partnership will be highly beneficial to all of our customers. Together, the combined company will be able to offer our customers leading products across industrial lubricant additives, specialty additives and services products, synthetic lubricants, bromines and brominated flame retardant additives, making us one of the largest additives companies in the world. Beyond additives, the combined company will also continue to develop, produce, market and sell top of the line products and services within urethanes and organometallics.

The transaction is expected to close around mid-2017. Importantly, nothing will change for you in the near term and your point of contact at Chemtura will remain the same as it is today. Rest assured that we will continue to provide you with the high level of service and quality products that you have come to expect from us.

Our relationship with you is a top priority and we will be sure to keep you informed of developments. In the meantime, please do not hesitate to reach out to your Chemtura contact should you have any questions.

Thank you for your partnership with us, and we hope you share in our excitement about this transformative transaction.

Sincerely,

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE SEC:

In connection with the proposed merger, Chemtura Corporation (“Chemtura”) will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Chemtura’s website at investor.chemtura.com or by contacting Chemtura’s investor relations department by telephone at (203) 573-2153 or via email at investor@chemtura.com.

PARTICIPANTS IN THE SOLICITATION

Chemtura and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Chemtura’s shareholders with respect to the proposed merger. Information about Chemtura’s directors and executive officers and their ownership of Chemtura’s common stock is set forth in the proxy statement for Chemtura’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016, Chemtura’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 22, 2016, Chemtura’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which were filed with the SEC on April 28, 2016 and July 28, 2016, and Chemtura’s Current Reports on Form 8-K filed on February 22, 2016, April 28, 2016, May 9, 2016 and July 28, 2016. Shareholders and investors may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Chemtura’s directors and executive officers in the merger, which may be different than those of Chemtura’s shareholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

FORWARD-LOOKING STATEMENTS:

This communication and Chemtura’s other public pronouncements may contain forward-looking statements within the meaning of the U.S. federal securities laws, including, statements regarding the anticipated benefits of the merger to Chemtura’s shareholders, the expected consummation of the merger (which involves a number of risks and uncertainties, including the satisfaction of closing conditions for the merger, such as regulatory approval for the merger, and the possibility that the merger will not be completed) and other risks and uncertainties discussed in the reports we file with the SEC, particularly Chemtura’s latest annual report on Form 10-K. All statements that address expectations or projections about the future, including with respect to actions that will drive earnings growth, demand for Chemtura’s products and expectations for growth, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions and other factors, some of which are beyond Chemtura’s control and difficult to predict. If known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results and the timing of events could differ materially from the results and/or timing expressed in forward-looking statements. Chemtura assumes no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

INTERNAL USE ONLY

Customer Talking Points

Today we announced that Chemtura has agreed to be acquired by LANXESS AG, a leading global specialty chemicals company based in Germany.

•	This transaction is highly complementary and will allow us to accelerate our growth as part of a larger, stronger global enterprise with the resources to fully support a more diverse suite of specialty chemicals products and services.

•	I wanted to make sure you had a chance to talk to me about the transaction and ask any questions you may have.

•	Importantly, nothing will change for you in the near term and your point of contact at Chemtura will remain the same as it is today.

We are very excited about this transaction. We believe that bringing together these two companies will greatly enhance the scale, strength and diversity of our business and will be highly beneficial to all of our customers.

•	The combined company will be able to offer our customers leading products across industrial lubricant additives, specialty additives and services products, synthetic lubricants, and brominated flame retardant additives, making us one of the largest additives companies in the world.

•	Beyond additives, the combined company will also continue to develop, produce, market and sell urethanes and organometallics.

For now, it is business as usual at Chemtura.

•	We expect the transaction to close around mid-2017, subject to Chemtura shareholder approval, receipt of required regulatory approvals and other customary closing conditions.

•	Until the close of this transaction, we will continue to function as two separate companies.

•	As always, the entire Chemtura team remains focused on putting safety, quality and customer service first in everything that we do and LANXESS shares our unwavering commitment to these important values.

•	Rest assured, we will continue to provide you with the high level of service and quality products that you have come to expect from us.

Our relationship with you is a top priority and we will be sure to keep you informed of developments.

•	In the meantime, please do not hesitate to give me a call if you have any questions.

•	Thank you for your partnership with us, and we hope you share in our excitement about this transformative transaction.

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE SEC:

In connection with the proposed merger, Chemtura Corporation (“Chemtura”) will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Chemtura’s website at investor.chemtura.com or by contacting Chemtura’s investor relations department by telephone at (203) 573-2153 or via email at investor@chemtura.com.

INTERNAL USE ONLY

PARTICIPANTS IN THE SOLICITATION

Chemtura and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Chemtura’s shareholders with respect to the proposed merger. Information about Chemtura’s directors and executive officers and their ownership of Chemtura’s common stock is set forth in the proxy statement for Chemtura’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016, Chemtura’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 22, 2016, Chemtura’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which were filed with the SEC on April 28, 2016 and July 28, 2016, and Chemtura’s Current Reports on Form 8-K filed on February 22, 2016, April 28, 2016, May 9, 2016 and July 28, 2016. Shareholders and investors may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Chemtura’s directors and executive officers in the merger, which may be different than those of Chemtura’s shareholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

FORWARD-LOOKING STATEMENTS:

This communication and Chemtura’s other public pronouncements may contain forward-looking statements within the meaning of the U.S. federal securities laws, including, statements regarding the anticipated benefits of the merger to Chemtura’s shareholders, the expected consummation of the merger (which involves a number of risks and uncertainties, including the satisfaction of closing conditions for the merger, such as regulatory approval for the merger, and the possibility that the merger will not be completed) and other risks and uncertainties discussed in the reports we file with the SEC, particularly Chemtura’s latest annual report on Form 10-K. All statements that address expectations or projections about the future, including with respect to actions that will drive earnings growth, demand for Chemtura’s products and expectations for growth, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions and other factors, some of which are beyond Chemtura’s control and difficult to predict. If known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results and the timing of events could differ materially from the results and/or timing expressed in forward-looking statements. Chemtura assumes no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.